                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12


                             PYRAMID OIL COMPANY
               (Name of Registrant as Specified in its Charter)

      (Name of Person Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

/ /  Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            PYRAMID OIL COMPANY
                      2008 21st Street - P.O. Box 832
                       Bakersfield, California  93302
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                June 4, 2009

To the shareholders:

     NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Pyramid Oil Company (the "Company") will be held at the Corporate Offices of Pyramid Oil Company, 2008-21st Street, Bakersfield, California 93301, on Thursday, June 4, 2009 at 10:30 A.M. Pacific
Daylight Time, for the following purposes:

     1.   To elect a Board of Directors for the ensuing year;
     2. To approve the selection of SingerLewak LLP as independent auditors for the Company for the year ending December 31, 2009;
     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Information concerning these matters, including the names of the nominees for the Board of Directors of the Company (the "Board"), is set forth in the attached Proxy Statement for the Annual Meeting. Holders of record of the Company's Common Stock at the close of business on April 30, 2009, the record date fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. The Board urges that all shareholders of record exercise their right to vote personally at the meeting or by proxy.

     A copy of the Company's Annual Report to Shareholders containing financial statements and other information of interest to shareholders is enclosed herewith. You are urged to read the Annual Report.

     All shareholders are requested to read the enclosed Proxy Statement and to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage prepaid, pre-addressed envelope, whether or not they attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by following the procedures outlined in the Proxy Statement. Your prompt response will be appreciated.

                                    By Order of the Board of Directors
                                    Lee G. Christianson, Secretary

Bakersfield, California
May 8, 2009

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN ORDER TO ASSURE THAT YOUR VOTES ARE COUNTED.

                             PYRAMID OIL COMPANY
                               2008 21st Street
                                 P.O. Box 832
                        Bakersfield, California  93302

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 June 4, 2009

                              PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Pyramid Oil Company (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 4, 2009, and at any postponement or adjournment thereof. This Proxy Statement, together with the accompanying proxy, is first being mailed to shareholders on or about May 8, 2009. You are requested to sign, date and return the enclosed proxy card in order to ensure that a majority of the outstanding shares of Common Stock of the Company (the "Common Stock") are represented at the meeting.

     Any proxy given by a shareholder of the Company may be revoked at any time before it is voted by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. If the enclosed form of proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions given by the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE COMMON STOCK WILL BE VOTED "FOR" (1) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; AND (2) THE RATIFICATION OF THE COMPANY'S SELECTION OF SINGERLEWAK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2009. If any other matters are properly presented at the meeting, or any adjournment thereof, the persons voting the proxies will vote according to their best judgment.

     Solicitation of proxies will be primarily by mail, although some solicitation will be by telephone, telegraph or personal interview. Proxies may be solicited by officers, directors and regular employees of the Company. The Company will not pay any additional compensation for such solicitations. Arrangements may be made with brokerage houses and with the Company's transfer agent, Computershare, Glendale, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for such services is expected to be nominal and will be borne by the Company.

     Approval of the selection of SingerLewak LLP requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the item, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the Annual Meeting. With regard to the election of directors, the five nominees receiving the greatest number of votes will be elected.

               Pyramid Oil Company - Proxy Statement Inserts

     To minimize the Company's expenses, one Proxy Statement and 2008 Annual Report to Shareholders may be delivered to two or more shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the Proxy Statement and Annual Report was delivered. Requests for additional copies of the Proxy Statement and Annual Report, and requests that in the future separate documents be sent to shareholders who share an address, should be delivered by writing to Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302,
Attention: Lee G. Christianson, or by calling Mr. Christianson at (661) 325-
1000.

     If you share an address with another shareholder and have received multiple copies of the Company's proxy materials, you may write or call the Company at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

  IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
         FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 4, 2009

     This Proxy Statement, the accompanying proxy and the Company's 2008 Annual Report to Shareholders are also available on the following website at http://www.edocumentview.com/PDO.


                             RECORD DATE AND VOTING

     Only holders of record of the Company's Common Stock at the close of business on April 30, 2009 shall be entitled to notice of and to vote at the Annual Meeting. Transferees of Common Stock which is transferred on the books of the Company subsequent to such date shall not be entitled to notice of or to vote at the Annual Meeting.

     As of April 30, 2009, there were outstanding 4,677,728 shares of Common Stock. A majority of the outstanding shares of Common Stock entitled to vote, whether present in person or by proxy, constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions and ''broker non-votes'' on matters as to which they lack voting authority will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Unless cumulative voting is requested by a shareholder, each share of Common Stock is entitled to one vote for the election of each director of the Company and to one vote on every other matter to be voted upon at the Annual Meeting. Under the California General Corporation Law, if a shareholder gives notice prior to the commencement of voting on the election of directors of his or her intention to cumulate his or her votes, then all shareholders (or their proxies) may cumulate their votes in connection with the election of directors. No cumulative voting will occur if no such notice is given.

     Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes.

     If a proxy is marked "FOR" the election of directors, it may, at the discretion of the persons named in the enclosed form of proxy (the "Proxy Holders"), be voted cumulatively in the election of directors. Under either form of voting, the five nominees receiving the highest number of votes cast will be elected as directors.

     If you hold your shares of Common Stock in "street name," please contact your broker or nominee as to the voting of your stock.


                                PROPOSAL 1

                           ELECTION OF DIRECTORS

     Directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy card, it is the intention of the Proxy Holders to vote for the election of the following five persons as directors: John H. Alexander, Michael D. Herman, Thomas W. Ladd, Gary L. Ronning and John E. Turco.

     The Board has been informed that all nominees are willing to serve as directors. If any of them should decline or be unable to act as a director, the Proxy Holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board has no reason to believe any nominee will be unable or unwilling to serve.

     The nominees for election as directors of the Company are as follows:

                                                       Director   Officer
      Name         Age       Position(1)                Since      Since
     -----        ----      -----------                --------   -------
Michael D. Herman   51    Chairman of the Board           2005         --
                            and Director
John H. Alexander   61    President, Chief Executive      1984        1986
                            Officer and Director
Thomas W. Ladd      60    Director                        1998         --
Gary L. Ronning     66    Director                        1998         --
John E. Turco       78    Director                        1996         --


    (1) Position listed is that held with the Company.

MICHAEL D. HERMAN

    MICHAEL D. HERMAN has been Chairman of the Company since July of 2005 and the majority shareholder of the Company since June 15, 2005. Mr. Herman is the Chairman and sole shareholder of Heat Waves Hot Oil Service, LLC and Dillco. Heat Waves and Dillco provide various energy related services such as water hauling, acidizing, frac heating and hot oil services to customers in Kansas, Oklahoma, Colorado and New Mexico. Mr. Herman was the Chairman and owner of Pasadena, California based Key Food Ingredients, Inc. from January 1, 2005 until October, 2007. Key Food Ingredients supplies dehydrated vegetables from its factory in Qngdao, China to customers worldwide. Mr. Herman was Chairman and owner of Telematrix, Inc. from October 1992 until December 1998 when the company was sold to a major hospitality company, and he repurchased a majority ownership interest in December 2004 and held that majority ownership interest until April 2006. Telematrix Inc. designs and distributes communications products and telephones to hospitality and business customers globally. From November 2003 until February 2005, Mr. Herman was Chairman and majority shareholder of Ft. Lauderdale based Sunair Electronics but chose not to stand for re-election as a director in February 2006. Sunair Electronics is engaged in the design, manufacture and sale of high frequency communications equipment for long-range voice and data applications.


JOHN H. ALEXANDER

     Mr. Alexander has been an independent oil operator in Orange County, California, since 1970. Mr. Alexander has been President and Chief Executive Officer of the Company since June 3, 2004. From 1986 to 2004, Mr. Alexander was Vice President and a director of the Company.


THOMAS W. LADD

    Mr. Ladd has been President and Chairman of the Board of Tetra Oil Company, which is engaged in petroleum lease acquisition, exploration and operations, since 1979. Mr. Ladd is also an independent geologist, offering consulting services in petroleum, government compliance, environmental assessments and co-generation development.


GARY L. RONNING

     Mr. Ronning had been Executive Vice President, Western Region of
Prime Natural Resources, LLC, since 1999. Mr. Ronning has previously been with Ferguson Energy, an independent oil and gas exploration company, since 1967. Mr. Ronning has had several positions with Ferguson Energy.

JOHN E. TURCO

     JOHN E. TURCO has been the President and Chief Financial Officer of Corotto Company, Inc., an agricultural company growing citrus in Kern County, California, since March 1991. Mr. Turco has been President of Turco Desert Company, Inc., an agricultural company growing dates, grapes and citrus in California's Coachella Valley, since August 1991. Mr. Turco served as a member and chairman of the finance committee of the California Citrus Research Board from November 1992 until September 2001. Mr. Turco has served as a trustee of the United Agricultural Benefit Trust, which provides medical insurance to agricultural workers, since January 2002.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED.


                   IDENTIFICATION OF EXECUTIVE OFFICERS

                                                               Officer
          Name                Age           Position            Since
          ----                ---           --------           -------
     John H. Alexander         61       President, Chief         1986
                                         Executive Officer
                                         and Director

     The biographical description of Mr. Alexander is included under "Election of Directors."


         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors, executive officers, and any person holding more than 10% of the Company's Common Stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report any failures to file by these dates. The Company knows of no instances of persons who have failed to file or have delinquently filed
Section 16(a) reports within the most recently completed fiscal year.

          SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND NOMINEES

     The following table sets forth certain information as of April 30, 2009, with respect to beneficial ownership of the Company's Common Stock by each of the Company's directors, director nominees and executive officers named below in the executive compensation table and by all directors and executive officers as a group. The number of shares owned are those "beneficially owned," as determined under rules of the Securities and Exchange Commission. The information disclosed below is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership as described below, includes any shares of Common Stock as to which the person named below has sole or shared voting power or investment power pursuant to a discretionary account or similar arrangement.

                                                         Percentage of
                                           Shares         Outstanding
        Name and Title (1)                Owned (2)     Common Stock(3)
        -----------------                 --------      ---------------
       Michael D. Herman                  1,703,410            36.4%
         Director, Chairman of the Board

       John H. Alexander, Director           92,592             2.0%
         President and Chief Executive
         Officer

       Thomas W. Ladd, Director                  31              --

       Gary L. Ronning, Director                125              --

       John E. Turco, Director              229,085(4)          4.9%

       Directors and Executive Officers
         as a Group (6 persons)           2,025,243            43.3%

(1)  Title listed refers to the Company unless otherwise stated.

(2) Amounts reported by each director do not include shares held in the name of his spouse, children and other relatives because the director does not have sole or shared voting or investment control over the shares.

(3) As a percentage of the 4,677,728 shares of Common Stock outstanding at April 30, 2009.

(4) Mr. Turco owns 50% of Corotto Co. which in turn owns 27,188 shares of the Company. Such shares are included in the total shares owned.

                 BOARD COMMITTEES; DIRECTOR NOMINATING PROCESS;
                   SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The members of the Audit Committee and Compensation Committee are Thomas
W. Ladd, Gary L. Ronning and John E. Turco. The Company's Board of Directors has determined that directors Ladd, Ronning and Turco are 'independent' within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and
Section 803.A(2) of the NYSE AMEX Company Guide. In addition, the Board of Directors has determined that director Herman is independent under Section 803.A(2) of the NYSE AMEX Company Guide, and that director Alexander is not independent since he is an employee of the Company.

     The Audit Committee reviews the Company's financial and accounting organization, financial reporting and the reports of the independent auditors and is responsible for the selection and oversight of the independent auditors. The Company's Board of Directors has determined that Mr. Turco is an 'audit committee financial expert' within the meaning of Item 407(d) (5) of Securities and Exchange Commission Regulation S-K, and that Mr. Turco is 'financially sophisticated' within the meaning of Section 803.B(2) of the NYSE AMEX Company Guide. The Board of Directors based its determination upon Mr. Turco's employment experience since March 1991 as the Chief Financial Officer of Corotto Company, Inc.

     The Audit Committee held four meetings during the last fiscal year. All of the Company's directors who were members of the Audit Committee attended all of the Audit Committee meetings. A copy of the Audit Committee's charter is available on the Company's website at www.pyramidoil.com.

     The Compensation Committee recommends and approves the compensation of the Company's directors and executive officers, including approving individual executive officer compensation, reviews and recommends to the Board compensation plans, policies and benefit programs for employees generally.
The Compensation Committee held one meeting during the last fiscal year. All of the Company's directors who were members of the Compensation Committee attended all of the Compensation Committee meetings. A copy of the Compensation Committee's charter is available on the Company's website at www.pyramidoil.com.

     All directors of the Company comprise the Nominating Committee, which recommends prospective directors to fill vacancies that may arise from time to time and proposes individuals for election to the Company's Board by the Company's shareholders. The Nominating Committee held one meeting during the last fiscal year. All of the Company's directors attended the Nominating Committee meeting. The Nominating Committee does not have a separate written charter.

     The Board of Directors, in its capacity as the Company's Nominating Committee, will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302. Shareholder nominations should be delivered to Mr. Christianson at least 120 days before the date of the annual meeting.

     The Board believes that directors should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

     The Board utilizes a variety of methods for identifying and evaluating nominees for director. The Board periodically assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the Board's through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials will be forwarded to the Board. The Board will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

     All five of the director nominees identified in this proxy statement currently serve as directors of the Company.

     Any shareholder can communicate with all directors or with specified directors by sending a letter to the Company's Corporate Secretary at the address listed above. All such letters will be forwarded to the entire Board or to the directors specified by the shareholder.


               BOARD MEETINGS AND COMPENSATION OF DIRECTORS

     The Board of Directors held 4 meetings in 2008. Only non-employee directors receive payment for service as directors of the Company. Non-employee directors receive $600 for each Board meeting attended. Each Board meeting was attended by all of the directors, except for Mr. Turco, who attended 3 meetings in 2008.

     The following table sets forth our information concerning the compensation paid to non-employee directors during 2008 for their services as directors.


                          Fees Earned
                            Or Paid      All Other
       Name                 In Cash     Compensation      Total
------------------        -----------   ------------     --------
  Michael D. Herman        $   1,200     $   -0-         $  1,200
  Thomas W. Ladd               2,400         -0-            2,400
  Gary L. Ronning              2,400         -0-            2,400
  John E. Turco                1,800         -0-            1,800


     Each director is encouraged to attend each annual meeting of shareholders. All directors, except Mr. Turco, attended the 2008 annual meeting of shareholders.


                      REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process. Other than their services as directors of the Company, no member of the Audit Committee has any other material relationship with the Company.

     In connection with its function to oversee and monitor the financial reporting process, the Audit Committee has, among other things: reviewed and discussed with the Company's management the audited financial statements for the fiscal year ended December 31, 2008, discussed with the Company's independent auditors those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T; received the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with the Company's independent auditors their independence in light of any non-audit services performed by them for the Company.

     Based upon the foregoing, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

           Thomas W. Ladd     Gary L. Ronning      John E. Turco

                         EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the 2008 and 2007 fiscal years for the Chief Executive Officer ("CEO") as indicated below. The Company has not granted any stock options or stock appreciation rights to the CEO. No other executive officer had total compensation in excess of $100,000 for the 2008 fiscal year.


                        SUMMARY COMPENSATION TABLE

     Name and
Principal Position      Year        Salary (1)   Bonus (1)     Total
------------------      ----        ---------    --------     --------
 John H. Alexander      2008        $134,233     $50,000     $184,233
   President and Chief
   Executive Officer    2007        $124,233     $35,000     $159,233


(1) Perquisites and other personal benefits provided to the CEO were less than $10,000 in the aggregate for each of the 2008 and 2007 fiscal years and, in accordance with applicable SEC regulations, they are not listed in this table. Mr. Alexander became the Company's CEO on June 2, 2004.


                      EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. John H. Alexander, the Company's President and Chief Executive Officer.

     In February 2002, the Company entered into an employment agreement with John H. Alexander pursuant to which Mr. Alexander agreed to serve as the Company's Vice President. On June 3, 2004, Mr. Alexander was appointed as the Company's President and Chief Executive Officer. The employment agreement is for an initial term of five years, which term automatically renews annually if written notice is not tendered, and provides for an annual base salary of $100,000 and benefits, as defined in the agreement.

     Pursuant to the employment agreement, the Company may terminate Mr. Alexander's employment with or without cause at any time before its term expires upon providing written notice. In the event the Company terminates Mr. Alexander's employment without cause, Mr. Alexander would be entitled to receive a severance amount equal to his annual base salary and benefits for the balance of the term of his employment agreement. In the event of termination by reason of Mr. Alexander's death or permanent disability, his legal representative will be entitled to receive his annual salary and benefits for the remaining term of his employment agreement. In the event of, or termination following, a change in control of the Company, as defined in the agreement, Mr. Alexander would be entitled to receive his annual salary and benefits for the remainder of the term of his agreement.

     On January 9, 2007, the Company and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander a supplemental payment in connection with his future severance of employment with the Company. Mr. Alexander serves as the Company's Chief Executive Officer. Pursuant to the Severance Award Agreement and following the termination of Mr. Alexander's employment, he will be entitled to receive (at the Company's option) 25,000 shares of the Company's common stock or the then-fair market value of the shares. The closing price of a share of the Company's common stock on April 27, 2009 was $3.85.

     On December 30, 2008, the Company and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander a supplemental payment in connection with his future severance of employment with the Company. Mr. Alexander serves as the Company's Chief Executive Officer. Pursuant to the Severance Award Agreement and following the termination of Mr. Alexander's employment, he will be entitled to receive (at the Company's option) 25,000 shares of the Company's common stock or the then-fair market value of the shares. The closing price of a share of the Company's common stock on April 27, 2009 was $3.85.


                    RETIREMENT AND EMPLOYEE BENEFIT PLANS

    The Company has a defined contribution plan (Simple IRA) available to all employees meeting certain service requirements. Employees may contribute up to a maximum of $6,000 of their annual compensation to the plan. The Company makes a mandatory contribution to the plan in an amount equal to the employees contributions of up to 3% of their annual compensation. Contributions of $12,834, $13,119 and $11,748 were made by the Company during the years ended December 31, 2008, 2007 and 2006, respectively.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 1, 1990, John H. Alexander, an officer and director of the Company participated with a group of investors that acquired the mineral and fee interest on one of the Company's oil and gas leases (Santa Fe Energy lease) in the Carneros Creek field after the Company declined to participate. The thirty-three percent interest owned by Mr. Alexander represents a minority interest in the investor group. Royalties on oil and gas production from this property paid to the investor group approximated $462,800 in 2008, $324,700 in 2007 and $307,600 in 2006.

     During August 2005, after approval by the Company's Board of Directors, the Company leased additional acreage from the investor group. The new lease, Santa Fe Energy Section 32, is adjacent to the Company's existing Santa Fe Energy lease. The Company paid the investor group $22,000 for an oil and gas lease on 440 acres for a term of 3 years. The Company drilled a discovery well with a joint venture partner on this property in the first quarter of 2006. A decision was made in the fourth quarter of 2006 to abandon this well.

     AS A DIRECTOR, MR. ALEXANDER HAS ABSTAINED FROM VOTING ON ANY OF THE ABOVE MATTERS THAT HAVE BEEN BROUGHT BEFORE THE BOARD OF DIRECTORS, INVOLVING THE SANTA FE LEASE.

                     PRINCIPAL HOLDERS OF SECURITIES

     The following table furnishes information as of April 30, 2009, as to each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock.

                                       Number of          Percentage of
                                     Beneficially          Outstanding
    Name and Address                 Owned Shares          Common Stock
    ----------------                 ------------         --------------
    Michael D. Herman                   1,703,410                36.4%
      P. O. Box 60446
      Colorado Springs, Co 80960

                                 PROPOSAL 2
                      APPROVAL OF INDEPENDENT AUDITORS

     The Audit Committee has appointed SingerLewak LLP as independent public accountants to audit the books, records and accounts of the Company for the year ending December 31, 2009. The appointment is being presented to the shareholders for their ratification. Representatives of SingerLewak LLP will be present at the meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF SINGER LEWAK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2009. IN THE EVENT THAT THE SHAREHOLDERS DO NOT RATIFY THE APPOINTMENT, THE APPOINTMENT WILL BE RECONSIDERED BY THE AUDIT COMMITTEE.

                     PRINCIPAL AUDITOR FEES AND SERVICES

     The following table shows the fees billed to the Company by SingerLewak LLP for the audit and other services rendered by SingerLewak LLP during fiscal 2008 and 2007.

                                                      2008          2007
                                                    --------      --------
            Audit Fees (1)                          $185,600      $179,400
            Audit-Related Fees                            --            --
            Tax Fees                                      --            --
            All Other Fees                                --            --

(1) Audit fees represent fees for professional services provided to the Company in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

     All audit-related services and other services rendered by SingerLewak
LLP were pre-approved by the Board of Directors in its capacity as the Audit Committee. The Board has a pre-approval policy that requires the pre-approval by the Board of all services performed for the Company by SingerLewak LLP.


                       ANNUAL REPORT TO SHAREHOLDERS

     Accompanying this Proxy Statement is a copy of the Company's 2008 Annual Report to Shareholders.


                            SHAREHOLDER PROPOSALS
                 FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS

     A shareholder wishing to offer a proposal at the next annual meeting for inclusion in the Company's proxy statement pursuant to SEC Rule 14a-8 must submit the proposal to the Company's Secretary no later than January 10, 2010. Proposals should be mailed to Lee G. Christianson, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

     If notice of a shareholder proposal that the shareholder does not desire to include in the Company's proxy statement is not received by the Company's Secretary by March 24, 2010, the persons named in our proxy for the next annual meeting of shareholders will have discretionary authority to vote on the proposal at the annual meeting in accordance with their best judgment.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the Proxy Holders will vote the proxies received according to their best judgment.

     The Company filed an annual report on Form 10-K with the Securities and Exchange Commission. Shareholders may obtain a copy of this report without charge, by writing to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

------------------                              ---------------------
   Proxy Number                                    Number of Shares

                      PYRAMID OIL COMPANY
                P. O. Box 832-2008, 21st Street
                 Bakersfield, California 93302

                Please Sign and Return Promptly

                                          Date:                  2009
                                               -----------------

                                        ------------------------------
                                        (Signature(s) of Shareholders)







                            Please date and sign exactly as name appears hereon. When signing as executor, adminis-trator, trustee, guardian, attorney, etc. full title as such should be shown. If shares are registered in more than one name all registered owners should sign.

  THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                                  PROXY

                            PYRAMID OIL COMPANY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Pyramid Oil Company (the "Company") hereby appoints Michael D. Herman and John H. Alexander, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation to each of them, for and in the name of the undersigned to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Corporate Offices of Pyramid Oil Company, 2008 21st Street, Bakersfield, California 93301, on Thursday, June 4, 2009 at
10:30 A.M. Pacific Daylight Time, and at any postponement or adjournment of such meeting, as fully as the undersigned could do if present in person. The undersigned hereby revokes all proxies heretofore given. Without limiting the generality of the foregoing, said proxies are authorized to vote:

     (1)  Election of Directors

          / / FOR all nominees listed below (except as marked to the contrary below.

          / /  WITHHOLD AUTHORITY to vote for all nominees below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        Michael D. Herman, John H. Alexander, Thomas W. Ladd
                   Gary L. Ronning, John E. Turco

     (2) Proposal to ratify the selection of SingerLewak LLP as the Company's independent auditors for 2009:

               / /FOR         / /AGAINST          / /ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTING INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE AND FOR THE SELECTION OF SINGER LEWAK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2009. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS OF THE MEETING.